UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2022

MarineMax, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida		33759
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		727-531-1700

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 24, 2022, the Company held its Annual Meeting to consider and vote upon the following proposals: (1) to elect three directors, each to serve for a three-year term expiring in 2025; (2) to approve (on an advisory basis) the Company’s executive compensation (“say-on-pay”); (3) to approve our 2021 Stock-Based Compensation Plan; and (4) to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2022.

Proposal 1:To elect three directors, each to serve for a three-year term expiring in 2025.

Nominee	For	Against	Abstain	Broker Non-Votes
George E. Borst	17,559,293	206,693	24,766	1,643,199
Hilliard M. Eure III	16,944,618	822,571	23,563	1,643,199
Joseph A. Watters	10,317,361	7,449,712	23,679	1,643,199

Proposal 2:To approve (on an advisory basis) the Company’s executive compensation (“say-on-pay”).

For	Against	Abstain	Broker Non-Votes
17,378,173	375,299	37,280	1,643,199

Proposal 3:To approve our 2021 Stock-Based Compensation Plan.

For	Against	Abstain	Broker Non-Votes
15,051,631	2,721,325	17,796	1,643,199

Proposal 4:To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2022.

For	Against	Abstain	Broker Non-Votes
19,344,262	65,118	24,571	0

Each of the director nominees (who stood for re-election) and proposals received the necessary votes in favor to be adopted by the Company’s shareholders at the Annual Meeting.

Item 8.01 Other Events.

On March 1, 2022, the Company issued a press release announcing an extension of its stock repurchase program. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Press release of MarineMax, Inc. dated March 1, 2022, entitled “MarineMax Extends Stock Repurchase Program”

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.
	By:	/s/ Michael H. McLamb Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary
March 1, 2022